Rule 497(e)
File Nos. 333-145333 and 811-22105

INDIVIDUAL RETIRMENT BONUS VUL

A flexible premium variable universal life insurance policy
offered by
Great-West Life & Annuity Insurance Company
in connection with its
COLI VUL-4 Series Account

Supplement dated July 17, 2017
to the Prospectus dated May 1, 2013

This Supplement amends certain information contained in the Prospectus dated May 1, 2013.

Great-West Profile Funds Merger:
The merger of the Great-West Profile I Funds (the “Acquired Funds”) into the Great-West Profile II Funds (the “Acquiring Funds”) was completed on or about July 14, 2017 (the “Merger Date”). Effective as of the start of business on the Merger Date, any assets remaining in the Sub-Accounts for the Acquired Funds became invested in the Sub-Accounts for the Acquiring Funds. Contract Owners whose assets became invested in the Sub-Accounts for the Acquiring Funds as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual free transfer limit, within 60 days after the Merger Date.

If you have any questions regarding this Supplement, please call Great-West toll-free at (888) 353-2654, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.